                                                                   EXHIBIT 10.18

                          SOFTWARE LICENSE AGREEMENT


     This Agreement, dated as of June 30, 1999 ("Effective Date"), is made and entered into by and between Beyond.com Corporation., a Delaware Corporation ("Beyond.com"), and CyberSourceCorporation, a Delaware Corporation ("CyberSource"). Beyond.com and CyberSource are sometimes referred to herein individually as a "Party" and collectively as the "Parties." The Parties agree as follows:

Section 1.   Definitions

     Whenever used in this Agreement with initial letters capitalized, the following terms will have the following specified meanings:

     "Client" means a customer of CyberSource that has entered into a contractual agreement to purchase Internet commerce services from CyberSource Subscription.

     "Competitor" means any corporation or other entity that is in the business of providing electronic commerce transaction services to third party entities.

     "CyberSource Subscription" means a subscription for CyberSource services or products.

     "Exclusivity Period" means the period of time beginning on the Effective Date of this Agreement and ending two (2) years thereafter.

     "License" means the license granted by Beyond.com to CyberSource under paragraph 2.1.

     "Licensed Software" means the software described on the attached Exhibit A.
                                                                      ---------

     "Make" (or such conjugation thereof as the context may require) means to create, write, prepare, develop, originate or otherwise make (or such conjugation thereof as the context may require).

     "Modified Software" means any derivative work or modification of the Licensed Software that is Made by CyberSource.

     "Proprietary Right" means any patent, copyright, trademark, trade secret or other intellectual property right.

[*] = CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Section 2.     The Licensed Software

        2.1    License Grant

            Subject to the terms and conditions of this Agreement, Beyond.com hereby grants to CyberSource a perpetual (subject to paragraph 5.2), non-exclusive (subject to paragraph 2.4), transferable (except as permitted under paragraph 6.5), worldwide license to do the following:

            (a) copy, reproduce, modify, market and otherwise use the Licensed Software as reasonably required for the business of CyberSource;

        2.2    Deliverables

       Upon execution of this Agreement, Beyond.com will deliver to CyberSource a reproducible copy of the Licensed Software in the format(s) described on the attached Exhibit A.
         ---------

        2.3    License Fee

        Upon execution of this Agreement, CyberSource will pay to Beyond.com a non-refundable license fee of Six Hundred Thousand Dollars ($600,000).

        2.4    Exclusivity

        During the Exclusivity Period, Beyond.com will not license or otherwise distribute the Licensed Software to any Competitor of CyberSource. However, Beyond.com may license or otherwise distribute the Licensed Software during the Exclusivity Period to any third party that is not a Competitor of CyberSource, provided that such third party has the right to use the Licensed Software only for its own internal purposes and not for resale. Beyond.com warrants to CyberSource that, as of the date of this Agreement, Beyond.com has not licensed or otherwise distributed the Licensed Software to any third party.

Section 3.     Proprietary Rights

        3.1    Licensed Software

        Subject to the License, Beyond.com reserves any and all right, title and interest (including, without limitation, all Proprietary Rights) in and to the Licensed Software. No title to the Licensed Software is transferred to CyberSource under this Agreement.

        3.2    Modified Software

Subject to Beyond.com's rights in the Licensed Software as set forth in paragraph 3.1, CyberSource will be the owner of any and all right, title and interest (including, without limitation, all Proprietary Rights) in and to any and all Modified Software, free of any claims whatsoever by Beyond.com. In the event that CyberSource decides to market services resulting from the Licensed Software and/or Modified Software, CyberSource agrees that said service will be made available to Beyond.com at the then current price for said service, or as otherwise mutually agreed-upon by Beyond.com and CyberSource.

        3.3    Further Action

        Each Party will take such action (including, but not necessarily limited to, the signature and delivery of documents) as the other Party may reasonably request to effect, perfect or evidence the right title and interest of each Party in any Proprietary Rights as set forth in this Section 3.

Section 4.     Disclaimers

        4.1    Licensed Software

        a. THE LICENSED SOFTWARE IS PROVIDED TO CYBERSOURCE "AS IS," "WITH ALL FAULTS, DEFECTS, BUGS, ERRORS AND OMISSIONS" AND WITHOUT EXPRESS OR IMPLIED WARRANTY OF ANY KIND. WITHOUT LIMITATION OF THE FOREGOING, BEYOND.COM MAKES NO WARRANTY WITH RESPECT TO THE LICENSED SOFTWARE, INCLUDING, WITHOUT LIMITATION, ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; OR (C) IMPLIED WARRANTY OF NONINFRINGEMENT.

        b. BEYOND.COM FURTHER WARRANTS THAT TO THE BEST OF ITS KNOWLEDGE THE LICENSED SOFTWARE DOES NOT INFRINGE THE INTELLECTUAL PROPERTY OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

Section 5.     Termination

        5.1    Termination for Material Breach or Default

            a. If CyberSource commits a material breach of or default under this Agreement, then Beyond.com may give CyberSource written notice of the breach or default (including, but not necessarily limited to, a statement of the facts relating to the breach or default, the provisions of this Agreement that are in breach or default and the action required to cure the breach or default) and that this Agreement will terminate pursuant to this paragraph if the breach or default is not cured within [thirty
                 (30)] days after CyberSource receives such notice (or such later date as may be specified in such notice). If CyberSource fails to cure the specified breach or default within such [thirty (30)]-day period (or such later date as may be specified in such notice), then this Agreement will terminate.

            b.

        5.2    Effect of Termination for CyberSource's Breach

        Upon any termination of this Agreement pursuant to paragraph 5.1, the following will apply:

            (a)  the License for the Licensed Software will terminate; and

            (b)  the Parties' respective rights and obligations under paragraph
        5.2 and Sections 3, 4 and 6 will survive the termination of this Agreement.



Section 6.     Miscellaneous

        6.1    Limitation of Liability

        EXCEPT FOR THE PARTIES' OBLIGATIONS UNDER PARAGRAPH 6.2 AND FOR A BREACH BY EITHER PARTY OF THE OTHER PARTY'S PROPRIETARY RIGHTS AS SET FORTH IN SECTION 3, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR ANY LOSS OF REVENUE, PROFIT OR SAVINGS. IN NO EVENT WILL BEYOND.COM'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNT OF THE LICENSE FEES PAID BY CYBERSOURCE TO BEYOND.COM UNDER THIS AGREEMENT.

        6.2    Indemnity

        a) Beyond.com will hold CyberSource harmless defend at Beyond.com's expense any legal cause of action brought against CyberSource, to the extent that such cause of action is based upon a claim that the Licensed Software provided hereunder infringes a copyright, United States patent, trade secret, or other intellectual property rights of a third. Beyond.com will pay those costs and damages incurred by or awarded against CyberSource which are attributable to any such claim, provided that (i) CyberSource notifies Beyond.com in writing promptly after CyberSource becomes aware of such claim or the possibility thereof (provided however that the failure to so notify shall not affect CyberSource's rights to indemnification hereunder unless, and then only to the extent that, the Beyond.com has been actually prejudiced thereby); and, (ii)

            Beyond.com has sole control of the settlement, compromise, negotiation, and defense of any such action (provided however that written consent of CyberSource shall be required in the event that the settlement confers any admission of liability by or injunctive relief against CyberSource); and, (iii) CyberSource cooperates, in good faith, in the defense of any such legal action.

        b) CyberSource will hold Beyond.com harmless defend at CyberSource's expense any legal cause of action brought against Beyond.com, to the extent that such cause of action is based upon a claim that the Modified Software hereunder infringes a copyright, United States patent, trade secret, or other intellectual property rights of a third. CyberSource will pay those costs and damages incurred by or awarded against Beyond.com which are attributable to any such claim, provided that (i) Beyond.com notifies CyberSource in writing promptly after Beyond.com becomes aware of such claim or the possibility thereof (provided however that the failure to so notify shall not affect Beyond.com's rights to indemnification hereunder unless, and then only to the extent that, the CyberSource has been actually prejudiced thereby); and, (ii) CyberSource has sole control of the settlement, compromise, negotiation, and defense of any such action (provided however that written consent of Beyond.com shall be required in the event that the settlement confers any admission of liability by or injunctive relief against Beyond.com); and, (iii) Beyond.com cooperates, in good faith, in the defense of any such legal action.

        6.3    Independent Contractor

        The parties are independent contractors. This Agreement will not be interpreted or construed to create or evidence any agency, partnership or similar relationship between the parties or to impose any agency, partnership or similar obligation or liability upon either party.

        6.4    Notices

        Any notice or other communication given by one Party to the other Party under this Agreement will be deemed properly made if given in writing and delivered in person, sent via facsimile or overnight courier or mailed, properly addressed and stamped with the required postage, to the intended recipient at the address listed on the signature page of this Agreement and to the attention of the person signing this Agreement. Either Party may from time to time change its address for notices and other communications under this Agreement by giving the other Party notice of such change in accordance with this paragraph.

        6.5    Assignment

        Neither party will assign this Agreement or any of its rights under this Agreement to any third party without the prior written consent of the other party, which consent will not be unreasonably withheld. However, either party may assign this Agreement without such consent to any successor of the other party by way of any merger, consolidation or other corporate reorganization of the assigning party or any sale of all or substantially all of the assets of the assigning party, provided that such successor assumes or is otherwise fully bound by all of the obligations of the assigning party under this Agreement. No assignment by either party, with or without such consent, will relieve said party from any of its obligations under this Agreement. Subject to the foregoing restriction on assignment, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

        6.6    Governing Law

        This Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of California without reference to its choice of law principles.

        6.7    No Waiver

        The failure of either Party to insist upon or to enforce strict performance of any provision of this Agreement, or to exercise any right or remedy under this Agreement, will not be interpreted or construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision, right or remedy in that or any other instance; rather, the same will be and remain in full force and effect.

        6.8    Entire Agreement

        This Agreement sets forth the entire agreement, and supersedes any and all prior agreements, between the Parties with regard to the subject matter hereof. No amendment of this Agreement will be valid unless set forth in a written instrument signed by the Parties.

     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first set forth above.


Beyond.com:                             CyberSource:
-----------                             ------------

Beyond.com Corporation                  CyberSourceCorporation



By:  /s/ Bong Suh                       By:    /s/ William S. Mckierman
   ---------------------------------       -----------------------------------
Name:    Bong Suh                       Name:     William S. Mckierman
Title:   V.P., Corporate Development          --------------------------------
                                        Title:  CEO, President
                                               -------------------------------

Address:   1195 West Fremont Ave.       Address:550 S. Winchester Blvd.
           Sunnyvale, CA 94087                  ------------------------------
                                                San Jose, CA 95128
                                                ------------------------------
Attention:   Bong Suh                           Attention: Legal Department
Facsimile:   408-530-0800                                 --------------------
                                                Facsimile: 408-556-9262
                                                           -------------------

                                   EXHIBIT A


1.   Licensed Software:

     Source Code Files
     -----------------

--------------------------------------------------------------------------------
      File Name                          Description
--------------------------------------------------------------------------------
[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
      File Name                          Description
--------------------------------------------------------------------------------
[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
      File Name                          Description
--------------------------------------------------------------------------------
    [*]

2.  Format(s) for delivery of Licensed Software:
    digitally delivered over Internet


3.  Description of Licensed Software:

    See attached next page.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[ALL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.]